SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14 (a) of the
                Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission Only
    [as permitted by Rule 14a-6(e) (2)]
[X] Definitive Additional Materials
[ ] Definitive Proxy Statement
[ ] Soliciting Materal Under Rule 14a-12
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                                IDEX MUTUAL FUNDS
                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1)       Title of each class of securities to which transaction applies:

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2)       Aggregate number of securities to which transaction applies:



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3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)       Proposed maximum aggregate value of transaction:

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5)       Total fee paid:


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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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1)       Amount Previously Paid:

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2)       Form, Schedule or Registration Statement No.:


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3)       Filing Party:


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4)       Date Filed:

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
                                  YOU HAVE THE
                               POWER . . .
                                  IDEX C.A.S.E. Growth

PLEASE VOTE                         C.A.S.E.          Talk with your
[X] This proposal is                JENNISON          financial professional
to change the fund                  C.A.S.E.          or call IDEX at
sub-adviser to                      JENNISON          1-888-233-4339.
Jennison Associates, LLC            C.A.S.E.
a division of Prudential            JENNISON          Exercise
Insurance Company                   C.A.S.E.          your rights!
of America.                         JENNISON          Fill out your proxy
                                    C.A.S.E.          card and return
See Page 7                          JENNISON          it today!
of the enclosed statement for       C.A.S.E.
more information about              JENNISON          Or by Internet,
Jennison Associates, LLC.           C.A.S.E.          www.proxyvote.com
                                    JENNISON          -----------------
                                    C.A.S.E.
                                    JENNISON          Or by telephone,
                                    C.A.S.E.          1-800-690-6903
                                    JENNISON          and enter the
                                    C.A.S.E.          control number
                                    JENNISON          found on your ballot.

                              IDEX JENNISON EQUITY
                                                OPPORTUNITY
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                     Visit our website at www.idexfunds.com
         IDEX Mutual Funds * P.O. Box 9015 * Clearwater, FL 33758-9015
                        Customer Service 1-888-233-4339
                       Distributor: InterSecurities, Inc.

ISS00001-10/00                                          [IDEX MUTUAL FUNDS LOGO]

[IDEX MUTUAL FUNDS LOGO]

                           ADDITION TO PROXY STATEMENT
                            DATED SEPTEMBER 25, 2000
                   ON BEHALF OF THE IDEX C.A.S.E. GROWTH FUND
                                October 27, 2000

Proxy materials for the special meeting of shareholders of IDEX C.A.S.E. Growth (to be held November 29, 2000) have already been distributed to you. This is a reminder requesting your vote. We encourage you to complete your proxy card and return it in the enclosed envelope. You may also vote by phone or over the internet. Please refer to enclosed directions for instructions to place your vote by phone or the internet. Act now to help the Fund avoid additional expense! (If you have any questions regarding the proxy materials, please call IDEX Customer Service at 1-888-233-4339.)

                                 * * * * * * *


As the date of the Meeting approaches, certain shareholders of the Fund that have not yet returned proxies may receive a call from a representative of the Fund, seeking authorization to permit the representative to execute the shareholder's proxy by telephonic instructions. Proxies that are obtained telephonically during the solicitation process will be recorded in accordance with the procedures set forth below. Management believes that these procedures are reasonably designed to ensure the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. Furthermore, Management of the Fund believes that the telephonic voting procedures comply with applicable state law.

When the telephonic proxy is solicited by the Fund's representative, the representative is required to ask the shareholder for the shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail.

If the information solicited agrees with the information provided to the representative by the Fund, then the representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The representative, although he or she is permitted to answer questions about the solicitation process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendations set forth in the Proxy Statement. The representative will record the shareholder's instructions on the card. Within 72 hours, the Fund will send the shareholder a letter or mailgram to confirm the shareholder's vote and ask the shareholder to call the Fund immediately if the shareholder's instructions are not correctly reflected on the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or in the supplemental mailing, or attend the Meeting in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

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